Ranger Energy Services Different with Ranger Investor Presentation September 2023

Forward-Looking Statements: The information in this presentation includes “forward-looking statements.” All statements, other than statements of historical fact included in this presentation, regarding our strategy, our expected results of operations, cash flows, future operations, financial position, estimated revenues and projected costs, prospects, and objectives are forward-looking statements. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward- looking statements are based on Ranger’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading “Risk Factors” included in Ranger’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the periods ended March 31, 2022, June 30, 2022 and September 30, 2022 and other filings with the U.S. Securities and Exchange Commission (“SEC”). We caution you that forward-looking statements are subject to risks and uncertainties. These risks include, but are not limited to, the level of domestic capital spending by the oil and natural gas industry natural or man- made disasters and other external events that may disrupt our manufacturing operations, volatility of oil and natural gas prices, changes in general economic and geopolitical conditions, technological advancements and sustained inflation in well service technologies. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update and do not intend to update any forward-looking statements. This presentation includes financial measures that are not presented in accordance with generally accepted accounting principles ("GAAP"), including EBITDA and Adjusted EBITDA. While management believes such measures are useful for investors, they do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures should not be used as a replacement for, and should not be considered in isolation from, financial measures that are in accordance with GAAP. Please see the Appendix for reconciliations of those measures to comparable GAAP measures. Industry and Market Data: This presentation has been prepared by Ranger and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Ranger believes these third-party sources are reliable as of their respective dates, Management has not independently verified the accuracy or completeness of this information. Some data are also based on the management estimates and approximations derived from internal sources and the third-party sources described above. Additional Information: For additional information, please see our filings with the SEC. Our filings are available on the SEC’s website, as well as on our website, rangerenergy.com, under the “Investor Center” tab. IMPORTANT DISCLOSURES 2

Ranger at a Glance

YOY Projected Adj. EBITDA Growth
+23%

YOY Projected Revenue Growth
+10%

2023E Free Cash Flow/Share
~$2.25

# of Employees ~ 2,000

# of Locations ~ 25

Operational Assets ~ 3,500

2023E Revenue by Segment



Ancillary Services
$130M-$140M
20%
High Spec Rigs
$315M-$330M
48%
2023E Revenue
$660M-680M
Wireline
$210-$215M
32%

Investment Thesis

Ranger is a production focused service company generating sustainable, through cycle cash flows. Ranger's completion exposure allows for additional earnings in up-cycles while its production focused business provides resiliency and protection in down-cycles.

TTM ROIC
+12%

Available Liquidity
$69m

TTM EBITDA Margins
+14%

1. Statistics and estimates as of June 2023.
2. See slide 27 for a reconciliation of Non-GAAP financial measures including Adjusted EBITDA and Free Cash Flow.
3. TTM Return on Invested Capital is defined as Trailing Twelve-Month Net Income divided by the statistical mean value of combined debt and shareholders' equity for the beginning and end of the trailing twelve-month period.

3

4 Investment Highlights & Key Takeaways Ranger has grown significantly in the past 24 months and demonstrates compelling investment fundamentals with attractive free cash flow conversion and ROIC.1 A differentiated focus on Production services leads to a consistently growing addressable market that experiences reduced cyclical volatility inherent in the industry.2 Service lines offer a unique blend of significant market share with plenty of room to continue their growth trajectory both within current basins and across geographies.3 Existing asset capacity is available to grow organically and strategically in the future to drive further returns and cash flows. 4 Industry consolidation continues and Ranger remains in aggressive pursuit of attractive, accretive transactions that will create value.6 Shareholders benefit from a unique capital return framework that provides for meaningful return of capital while in pursuit of growth opportunities. 5

$188 $293 $609 $670 2020 2021 2022 2023E 5 Annual Revenue ($MM) Ranger’s Growth & FCF Conversion Drives ROIC TTM Return on Invested Capital(1) 12% 5% 9% 12% 3Q22 4Q22 1Q23 2Q23 Providing high EBITDA conversion to Free Cash Flow through: • Production cycle focus • Differentiated service lines • Ideal geographic positioning • Asset capacity to deploy 1. TTM Return on Invested Capital is defined as Trailing Twelve-Month Net Income divided by the statistical mean value of combined debt and shareholders’ equity for the beginning and end of the trailing twelve-month period 2. See Appendix for a reconciliation of Non-GAAP financial measures including Adjusted EBITDA and Free Cash Flow Growing organization with 10% YOY growth projected despite industry headwinds $30 $22 $20 $22 25% 97% 60% 73% 0% 20% 40% 60% 80% 100% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 3Q22 4Q22 1Q23 2Q23 Enabling capital returns and growth framework and annual ROIC of >10% Free Cash Flow Conversion & Adjusted EBITDA(2) ($MM)

Well Cycle Exposure is Unique Ranger’s Production market focus area lends itself to a consistently increasing addressable market providing for increased resiliency and reduced volatility through cycle. Service Market Growth Index by Cycle 1. Source: Spears & Associates 48% -40% -6% 87% -21% 21% 0% 69% 1% 19% 59% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E Exploration & Drilling Spending Well Completion Spending Well Production Spending Well Production Spending has increased more over the past cycle and showed the greatest resilience in downcycles. 6

Without new drilling, U.S. horizontal oil production would drop by 43% in one year. U.S. PRODUCTION DECLINE ENSURES NEW DRILLING WELL SERVICE DEMAND GROWS ANNUALLY ONSHORE WELL SERVICES MARKET INCREASING Ever Increasing Addressable Market Historical and Forecast Oil Production in West Texas Extended horizontal well population generally requiring High-Spec Rigs continues to grow. US Horizontal Well Count by Production Bracket $2.4 $1.4 $1.7 $2.1 $2.3 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 With well servicing space increasing service intensity to maintain production levels. US Onshore Well Services Spending & Well Count 28k 15k 19k 24k 24k in b ill io n s 1.Source: EIA and Spears & Associates 7 Oil production decline curves spur new drilling activity creating a consistently increasing addressable market with service intensity also increasing due to new and improved extractive technologies that can be applied through workover services.

$1bn Medium 1.Source: Spears & Associates, IBIS World-Drilling and Management Estimates Completion Production 30-40% 50-60% <10% Drilling Estimated Duration Volatility None High Medium Annual Market Size Ranger Revenue Contribution $15bn $25bn $10bn Low Decommissioning 1 week 15-20 years 1 week2-3 weeks Ranger’s Primary Service Focus is Production Secondary exposure to Completion market provides upside to commodity cyclicality and decommission exposure provides opportunity to pursue fast growing market. 8

Service Lines Offer Different Advantages High Spec Rigs Wireline Ancillary Services Strength of Segment ✓ Anchor business with largest market share in US onshore ✓ Holds the majority of excess asset capacity ✓ Most well capitalized with strongest reputation for service quality and safety Growth Opportunity ↑ Ability to continue to scale and grow market share and geographic reach Strength of Segment ✓ Significant market share in North region across Bakken and Powder basins ✓ Reputation for versatility in completing a variety of production related jobs Growth Opportunity ↑ Addressable market is significant with opportunity to grow using North region reputation Strength of Segment ✓ Certain service lines have newer assets within in demand basins (i.e. coil tubing) ✓ Strong pull-through revenue opportunities from existing well services segment Growth Opportunity ↑ Services lines are relatively small with considerable market share opportunity to pursue 9

XXX Source: Management estimates of total workover rig market Ranger has the highest rig count in the industry with approximately 180 marketable and active rigs that have worked over the past year in a space that still has room for further consolidation. Well Servicing Rig Market 1000 – 1200 total rigs Operational Rig Count for Large Providers Ranger Key Brigade Axis Clear Well Ensign 15% - 20% Mkt Share High Specs Rigs Significant Market Share 10 Leading Service Providers 50% to 60% Other Providers 40% to 50% (20+ Companies) HSR

Reputation for Service Quality Revenue by Customer Type Current discussions with several major operators who are looking to deepen Ranger relationship as they look to reduce total number of vendors and increase reliability. >60% Large Independent & Integrated Operators <40% Small & Midsize Operators 11 Reputati f l 2023 Awards / Recognition with Major Operators  365 Day Incident Free Recognition  Rig of the Month Awards  Safety Council Representation Recognition  Stop Work Authority Recognition 1. Statistics as of June 2023 HSR

Wireline Market Strength & Opportunity

WL

US Wireline market remains fragmented in general; however, the Northern Region affords Ranger an anchor market position and the Production Service market is an attractive growth area.

Wireline US Onshore Market
~$3.5 Billion



Ranger Mkt Share
5-7%
Next 6 Competitors 20-25%
Other Wireline Providers
70-75%
Fragmented market with more than 20 service providers

Wireline Northern Region Market
~$600 Million



Other Wireline Providers 35-45%
Ranger Mkt Share 25-30%
Next 3 Competitors 30-35%

Wireline Service Production Market
~$750 Million



Ranger Mkt Share 8-12%
Other Wireline Providers
88-92%

Source: Spears & Associates and Management Estimates

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Geographical Footprint ➢ Post-2021 Acquisitions 50 Locations ➢ Current Facility Count 25 Locations Ranger has significant market presence throughout the central United States producing basins and believes best returns come from ensuring in basin scale to minimize administrative costs and maximize operating leverage. 131. Statistics as of June 2023 Geography Focus In Action

$188 $293 $609 $22 $13 $80 $98 351 586 779 642 2020 2021 2022 2023E Revenue Adjusted EBITDA US Rig Count $660-$680 $92-$97 Consolidated Company Performance & Rig Count over Time (revenues and EBITDA in millions) Source: BH North American Rig Count 8/18/2023 figures used for 2023 Note: Estimates as of June 2023 Ranger has experienced a 60%+ compounded annual growth since 2020 on the back of several successful acquisitions with incremental market share growth over the current year despite rig count drops. 14 Differentiated Growth Potential

29% 40% 55% 63% 2019 2023E 0% 10% 20% 30% 40% 50% 60% 70% -5% 12% 1% 12% 2019 2023E -6% -4% -2% 0% 2% 4% 6% 8% 10% 12% 14% 15% 25%25% 29% 2019 2023E 0% 5% 10% 15% 20% 25% 30% 35% 119% 125% 163% 204% 2019 2023E 0% 50% 100% 150% 200% 250% XXX Financial Performance versus Peers 1. Peer group consistent of SOI / NINE / WTTR / KLXE / RES 2. TTM Return on Invested Capital is defined as Trailing Twelve-Month Net Income divided by the statistical mean value of combined debt and shareholders’ equity for the beginning and end of the trailing twelve-month period Revenue as a % of Enterprise Value EBITDA as a % of Enterprise Value Return on Invested Capital (ROIC) Free Cash Flow Conversion Rate Ranger has shown stronger relative valuation to its peer group without the volatility brought about by higher drilling and completion exposure. 15

XXX Average Hours & Rate per Rig(1) (revenue in millions) Note (1):3,150 annual hours assumed per rig Note (2): Charts designed to illustrative projected revenue at various dayrates as incremental rigs are added to the active fleet and should not be relied upon as company guidance High Spec Rigs Asset Capacity Analysis Annual Segment Revenue based on Rig Additions(2) (revenue in millions) As the gas market recovers and service quality translates into incremental work, Ranger is well positioned to deploy additional rigs and believes incremental EBITDA ranges of 30%-40% are possible as those rigs are brought online 2,600 2,750 3,170 3,100 $515 /Hr $543 /Hr $625 /Hr $666 /Hr 2020 2021 2022 2023E 16 Rig Rate Per Hour In c re m e n ta l A s s e ts HSR $650 $700 $750 +10 Rigs $342 $344 $346 +20 Rigs $363 $366 $369 +30 Rigs $383 $388 $393 +40 Rigs $404 $410 $417 +50 Rigs $424 $432 $440

Ranger’s wireline production focused assets have returned stronger margins than those with completion exposure. With approximately 25 idle assets, including newly acquired pumps, this segment has strong incremental revenue capacity and has historically seen incremental EBITDA fall-through rates between 40% and 60%. XXX Wireline Production Revenue (in millions) Wireline Asset Capacity Analysis Annual Production Revenue based on Additional Assets(1) (in millions) $53.5 $71.7 $1.7 $2.0 $1.4 $1.6 $1.8 $2.0 $2.2 $- $20.0 $40.0 $60.0 $80.0 2022 2023E Production & Pumpdown Revenue Revenue per Asset 17Note (1): Charts designed to show revenue effect of additional asset capacity and should not be relied upon as company guidance Note (2): High Utilization of production / pump down assets implies $2.3M of revenue per asset annually Asset Utilization In c re m e n ta l A s s e ts WL Low / Seasonal Utilization Mid Point Utilization High Utilization(2) +5 Assets $79 $81 $83 +10 Assets $85 $91 $95 +15 Assets $92 $101 $106 +20 Assets $99 $111 $118 +25 Assets $106 $120 $129

91% 79% 79% 78% 74% 52% 31% 24% 2% RNGR Peer A Peer B Peer C Peer D Peer E Peer F Peer G Peer H Unique Capital Allocation Platform Capital Returns Commitment Last-Twelve-Month Capital Returned to Shareholders as a Percentage of Free Cash Flow to Equity(1) Capital Returns Framework Company commitment to return at least >25% of Free Cash Flow to investors backed by: ➢ $35 million share repurchase authorization ➢ $0.05 quarterly dividend initiated during Q3 2023 Current framework allows for significant flexibility to pursue accretive growth opportunities, both organic and inorganic, while also returning meaningful cash flows to investors 18 Industry Leader in Re urning Capital Note (1): Cash flow used in share repurchases and dividends over the last twelve months as a percent of Free Cash Flow to Equity. Free Cash Flow to Equity is defined as operating cash flow, less capital expenditures, plus/minus cash flow from asset sales, plus/minus cash flow from debt issuance/repayment. Note (2): 508,700 shares of Class A common stock purchased in Q2 at an average of $10.87 per share, representing 2% of shares outstanding. Note (3): Peers include, CHX, HAL, KLXE, LBRT, NEX, OIS, RES, WTTR

Executing Within Our Framework in 2023 ➢ Repurchased $5.9 million, or 508,700 shares ➢ ~$29 million of remaining repurchase authorization, or 20% of current float ➢ Achieved net-debt zero in 2Q23 and will initiate $0.05 quarterly dividend in Q3 2023 ➢ Allocated $9M of capital to the purchase of accretive pumping assets to further growth plans 2023E FCF $55M-$65M XXX YTD FCF $28M Share Repurchases $5.9M Reserved for Growth Opportunities $2.6M Debt Repayment Share Repurchases Dividends Growth Opportunities Strategic Cash Flow Allocation Note: Estimates and figures as of June 2023 Debt Repayment $19.5M Debt Repayment 19 Year to Date Cash Flow Summary 2023E Cash Flow Deployment Plan

Oilfield Services M&A Transaction Volume Total transaction value by quarter and annual number of deals Source: Factset 20 OFS Consolidation Brings Scale & Higher Margins The past few years has seen an acceleration in consolidation activities across the industry with Ranger benefitting significantly from participating in this consolidation. Alongside this consolidation, the industry has seen greater capital discipline and more rational pricing with resulting significant improvement in margins. 36 35 12 0 5 10 15 20 25 30 35 40 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 2021 2022 2023 YTD 7.1% 10.8% 14.2% 15.3% 2021 2022 2023E 2024E Oilfield Services Operating Margin $7.9B $2.8B $4.9B

($74) ($64) ($58) ($44) ($22) ($9) $9 $25 $42 $74 $96 $112 $96 $101 $104 $(100) $(50) $- $50 $100 $150 Total Investment 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Net Investment Revenue $1 $2 $3 $4 $0.1 $0.7 $1.2 $1.5 -.0 1.0 2.0 3.0 4.0 5.0 3Q23 4Q23 1Q24 2Q24 Revenue EBITDA 2023 Pumping Assets Expectation (in millions) 2021 Acquisitions Performance (in millions) Ranger has been a leader in consolidating and rationalizing the sector more than doubling the size of the organization during 2021 through three acquisitions that have proven highly accretive with strong returns. Ranger Management continues to pursue accretive growth opportunities inorganically and believes smaller, tuck- in acquisitions provide for enhanced revenue with strong incrementals as illustrated with the recent pumping assets acquired which are expected to generate over $5M in EBITDA per year. 21 Consolidation in Action 2023 Growth Philosophy2021 Acquisitions Ranger purchased three companies during 2021 with a total investment of $74.4M. Those investments achieved payback in just over one year and are generating approximately $15M of EBITDA per quarter. Source: Internal business forecast Source: Internal financial reporting information

Growing with Ranger in the Future

On the back of a business model lending itself to high cash free flow conversion, Ranger's strategy will continue its differentiated path of both organic and inorganic growth as well as meaningful returns to shareholders relying on its:



Annual Revenue
($MM)
$188
$293
$609
$670
2020
2021
2022
2023E

Fortress balance sheet that affords flexibility in pursuit of accretive acquisitions with a track record of success at integrating assets

Concentrated geographic footprint that offers improved margins and opportunity for further growth in other basins.

Service lines that have significant market presence with an opportunity to grow off an established base and additional asset capacity available to deploy

Unique Production Well Lifecycle exposure that lends itself to an ever increasing addressable market and less volatility than other oilfield services companies



TTM Return on Invested Capital(1)
12%
5%
9%
12%
3Q22
4Q22
1Q23
2Q23

1. TTM Return on Invested Capital is defined as Trailing Twelve-Month Net Income divided by the statistical mean value of combined debt and shareholders' equity for the beginning and end of the trailing twelve-month period

APPENDIX

High Specification Rigs Wireline Services Processing Solutions & Ancillary Services Other Total Net income (loss) $ 11.5 $ 2.8 $ 4.2 $ (12.4) $ 6.1 Interest expense, net - - - 0.9 0.9 Income tax expense - - - 2.0 2.0 Depreciation and amortization 4.1 2.9 1.4 0.3 8.7 EBITDA 15.6 5.7 5.6 (9.2) 17.7 Equity based compensation - - - 1.2 1.2 Loss on retirement of debt - 2.4 2.4 Gain on disposal of property and equipment - - - (0.5) (0.5) Severance and reorganization costs - - - 0.2 0.2 Acquisition related costs - - - 0.9 0.9 Adjusted EBITDA $ 15.6 $ 5.7 $ 5.6 $ (5.0) $ 21.9 Three Months Ended June 30, 2023 25 Non-GAAP Reconciliation: Adjusted EBITDA ($MM)

26 Non-GAAP Reconciliation: Adjusted EBITDA ($MM) High Specification Rigs Wireline Services Processing Solutions & Ancillary Services Other Total Net income (loss) $ 11.9 $ 1.8 $ 3.4 $ (10.9) $ 6.2 Interest expense, net - - - 1.2 1.2 Income tax expense - - - 1.8 1.8 Depreciation and amortization 5.5 2.4 1.6 0.5 10.0 EBITDA 17.4 4.2 5.0 (7.4) 19.2 Equity based compensation - - - 1.1 1.1 Gain on disposal of property and equipment - - - (1.0) (1.0) Acquisition related costs - - - 0.2 0.2 Legal fees and settlements - - - 0.6 0.6 Adjusted EBITDA $ 17.4 $ 4.2 $ 5.0 $ (6.5) $ 20.1 Three Months Ended March 31, 2023

High Specification Rigs Wireline Services Processing Solutions & Ancillary Services Other Total Net income (loss) $ 9.8 $ 2.0 $ 4.6 $ (8.8) $ 7.6 Interest expense, net - - - 1.6 1.6 Income tax benefit - - - (0.1) (0.1) Depreciation and amortization 5.4 2.7 2.0 0.5 10.6 EBITDA 15.2 4.7 6.6 (6.8) 19.7 Equity based compensation - - - 1.0 1.0 Gain on disposal of property and equipment - - - (0.7) (0.7) Acquisition related costs - - - 1.4 1.4 Legal fees and settlements - - - 0.2 0.2 Adjusted EBITDA $ 15.2 $ 4.7 $ 6.6 $ (4.9) $ 21.6 Three Months Ended December 31, 2022 27 Non-GAAP Reconciliation: Adjusted EBITDA ($MM)

High Specification Rigs Wireline Services Processing Solutions & Ancillary Services Other Total Net income (loss) $ 10.7 $ 8.6 $ 9.2 $ (14.9) $ 13.6 Interest expense, net - - - 1.8 1.8 Income tax expense - - - 3.4 3.4 Depreciation and amortization 6.3 2.8 1.3 0.4 10.8 EBITDA 17.0 11.4 10.5 (9.3) 29.6 Impairment of fixed assets - - - 0.2 0.2 Equity based compensation - - - 1.1 1.1 Gain on disposal of property and equipment - - - (1.1) (1.1) Gain on bargain purchase, net of tax (0.8) (0.8) Severance and reorganization costs - - - 1.1 1.1 Legal fees and settlements - - - 0.2 0.2 Adjusted EBITDA $ 17.0 $ 11.4 $ 10.5 $ (8.6) $ 30.3 Three Months Ended September 30, 2022 28 Non-GAAP Reconciliation: Adjusted EBITDA ($MM)

29 Non-GAAP Reconciliation: Free Cash Flow ($MM) S eptember 30, 2022 December 3 1 , 2022 M arch 3 1 , 2023 J une 30, 2023 Net cash provided by operating activities $1 0.7 $26.0 $1 7 .4 $40.9 Purchase of property and equipment ($3 .0) ($5.1 ) ($5.4) ($1 2 .9) F ree cas h F low $7 .7 $20.9 $1 2 .0 $28.0 Three M onths E nded